SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                of 1934




Date of Report
(Date of earliest event reported):   October 26, 2000
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                          SEMPRA ENERGY
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       (Exact name of registrant as specified in its charter)


CALIFORNIA                      1-14201                    33-0732627
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(State of incorporation      (Commission             (I.R.S. Employer
or organization)             File Number)          Identification No.


101 ASH STREET, SAN DIEGO, CALIFORNIA                           92101
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(Address of principal executive offices)                   (Zip Code)


                                                       (619) 696-2034
Registrant's telephone number, including area code-------------------


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   (Former name or former address, if changed since last report.)

                                   FORM 8-K

Item 5.  Other Events

On October 26, 2000 Sempra Energy announced consolidated net income of $110 million, or 55 cents per diluted share of common stock, for the three months ended September 30, 2000, representing a 22-percent increase in earnings per share from consolidated net income of $108 million, or 45 cents per diluted share, for the three months ended September 30, 1999.


Item 7.  Financial Statements And Exhibits.

         (c) Exhibits

          99.1 October 26, 2000 Sempra Energy News Release (including tables)




                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SEMPRA ENERGY
                                           (Registrant)


Date: October 26, 2000                 By: /s/ F. H. Ault
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                                        F. H. Ault
                                        Vice President and Controller